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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 13, 2008

                             ACME UNITED CORPORATION
             (Exact name of registrant as specified in its charter)

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          Connecticut                    001-07698              06-0236700
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


60 Round Hill Road, Fairfield, Connecticut                        06824
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      (1)

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2008, the Compensation Committee of the Board of Directors awarded cash bonuses to officers and other members of the Company's management for services rendered during fiscal 2008. Such cash bonuses for the Company's Chairman and Chief Executive Officer, President and Chief Operating Officer, and Chief Financial Officer are as follows:

Walter Johnsen, Chairman and Chief Executive Officer, $100,000; Brian Olschan, President and Chief Operating Officer, $85,000; and Paul Driscoll, Chief Financial Officer, $57,500.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACME UNITED CORPORATION

By          /s/ WALTER C. JOHNSEN
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                Walter C. Johnsen
                  Chairman and
             Chief Executive Officer

Dated:  August 13, 2008



By          /s/ PAUL G. DRISCOLL
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                Paul G. Driscoll
               Vice President and
              Chief Financial Officer

Dated:  August 13, 2008

                                      (2)